Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual report of Fun City Popcorn, Inc. (the Company) on Form 10-KSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Richard A. Falk, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                            /s/  Richard A. Falk
                                            --------------------------------
                                                 Richard A. Falk
                                                 President
                                                 and Principal Financial Officer


                                December 24, 2002